Exhibit 10.1
FOURTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is made and entered into as of March 16, 2021 by and between PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and CIDARA THERAPEUTICS, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 3, 2016 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)Pursuant to Section 6.2(iii) of the Agreement (as such section is in effect immediately prior to the effectiveness of this Amendment), Borrower is required to deliver to Bank an annual budget approved by Borrower’s Board of Directors no later than February 28th of each fiscal year (the “Annual Budget”). As of the date of this Amendment, Borrower has not delivered to Bank the Annual Budget for Borrower’s 2021 fiscal year (the “2021 Annual Budget”), resulting in a violation of the Agreement (the “2021 Annual Budget Violation”).

Bank hereby: (i) waives the 2021 Annual Budget Violation, (ii) waives the requirement for Borrower to provide Bank with the 2021 Annual Budget, and (iii) acknowledges receipt of a quarterly budget approved by Borrower’s Board of Directors for the fiscal quarter beginning January 1, 2021. For the avoidance of doubt, the foregoing waivers shall apply solely to Borrower’s 2021 fiscal year.

2)Section 6.2(iii) of the Agreement is hereby amended and restated, as follows:

(iii) annual budget approved by Borrower’s Board of Directors as soon as available but not later than February 28th of each year during the term of this Agreement; provided, however, that for the 2021 calendar year, Borrower shall instead deliver to Bank a quarterly budget approved by Borrower’s Board of Directors within 30 days after each fiscal quarter beginning April 1, 2021, July 1, 2021, and October 1, 2021;

3)Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4)Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

Cidara Therapeutics, Inc. – 4th Amendment to LSA

5)This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

6)As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a.this Amendment, duly executed by Borrower;

b.payment of all Bank Expenses, including Bank’s reasonable expenses for the documentation of this Amendment, and any UCC, good standing and intellectual property search or filing fees, which may be debited from any of Borrower’s accounts with Bank; and

c.such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]
Cidara Therapeutics, Inc. – 4th Amendment to LSA

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

CIDARA THERAPEUTICS, INC.	PACIFIC WESTERN Bank
By: _______________________________	By: _______________________________
By: _______________________________	By: _______________________________
Name:_____________________________	Name:_____________________________
Title: _____________________________	Title: _____________________________

[Signature Page to Fourth Amendment to Loan and Security Agreement]
Cidara Therapeutics, Inc. – 4th Amendment to LSA